Exhibit 10.42

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of January 20, 2009, made by KCS Resources, LLC, a limited liability company duly formed and existing under the laws of the state of Delaware (the “Additional Grantor”), in favor of BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, Petrohawk Energy Corporation (the “Borrower”), the Lenders, the Administrative Agent and the other Agents, have entered into the Third Amended and Restated Senior Revolving Credit Agreement, dated as of September 10, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have entered into the Third Amended and Restated Guarantee and Collateral Agreement, dated as of September 10, 2008 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders and Affiliates of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 10.13 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and expressly grants to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement), a security interest in all Collateral owned by such Additional Grantor to secure all of such Additional Grantor’s obligations and liabilities thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 5 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

KCS RESOURCES, LLC

By:	/s/ Floyd C. Wilson
Name:	Floyd C. Wilson
Title:	President and Chief Executive Officer

ANNEX 1-A

Schedule 1

NOTICE ADDRESSES OF GRANTORS

1.	KCS Resources, LLC

Delaware limited liability company

Notice Address:

Attn: Floyd C. Wilson

1000 Louisiana, Suite 5600

Houston, Texas 77002

Telephone: (832) 204-2700

Facsimile: (832) 204-2800

Schedule 2

DESCRIPTION OF PLEDGED SECURITIES

Owner	Issuer	Class of Stock or other Equity Interest	No. of Shares	Certificate No.
KCS Resources, LLC	Medallion California Properties Company	Common Stock	1000	3

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

1. Financing Statements in respect of the Third Amended and Restated Guaranty and Collateral Agreement dated as of September 10, 2008 by the Borrower, the Restricted Subsidiaries party thereto as Guarantors, in favor of the Administrative Agent and the Lenders for the following entities:

(a)	KCS Resources, LLC (Delaware)

2. Stock Powers for the following entity:

(a)	Medallion California Properties Company

3. Delivery to Administrative Agent of Pledged Securities:

(a)	Medallion California Properties Company

Schedule 4

CORRECT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION,

ORGANIZATIONAL IDENTIFICATION NUMBER, TAXPAYOR IDENTIFICATION

NUMBER AND CHIEF EXECUTIVE OFFICE

1.	KCS Resources, LLC
a Delaware limited liability company
Notice Address:
	Organizational Identification Number:	2353570
	Federal Identification Number:	86-0876964
	Chief Executive Office:	1000 Louisiana, Suite 5600
Houston, Texas 77002

Schedule 5

PRIOR NAMES AND PRIOR CHIEF EXECUTIVE OFFICE

3.	KCS Resources, LLC
	Prior Names:	KCS Resources, Inc.
	Prior Chief Executive Office:	1000 Louisiana, Suite 5600
Houston, Texas 77002

5555 San Felipe, Suite 1200
Houston, Texas 77056